Exhibit 10.2

SECOND AMENDMENT TO CREDIT AGREEMENT
SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of January 22, 2015, among Westmoreland Coal Company, a Delaware corporation (the “Borrower”), the Subsidiary Guarantors party hereto, the lenders party hereto as a Lender or Additional Lender (in such capacity, each an “Additional Term Lender”) and Bank of Montreal, as Administrative Agent.  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Credit Agreement referred to below.
W I T N E S S E T H :
WHEREAS, the Borrower, the Lenders and Bank of Montreal, as Administrative Agent, are parties to that certain Credit Agreement, dated as of December 16, 2014 (as amended by the First Amendment dated January 22, 2015, and as further amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”);
WHEREAS, in accordance with Section 2.14(d) of the Credit Agreement, the Borrower has delivered a notice to the Administrative Agent requesting that each Additional Term Lender make an Incremental Term Loan in an aggregate principal amount of $75,000,000;
WHEREAS, pursuant to Section 2.14 of the Credit Agreement, this Amendment shall establish the Buckingham Acquisition Incremental Term Loan Commitments (as defined in Section II.2 below) on the Second Amendment Effective Date (as defined in Section III.6 below);
WHEREAS, this Amendment is an “Incremental Amendment” as defined in and for purposes of the Credit Agreement;
WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;
NOW, THEREFORE, it is agreed:
I.    Amendments and Modifications to Credit Agreement.
1.Section 1.01 of the Credit Agreement is hereby amended by inserting in the appropriate alphabetical order the following new definitions:
“Second Amendment” shall mean the Second Amendment to Credit Agreement dated as of January 22, 2015, among the Borrower, the Subsidiary Guarantors party thereto, the Lenders party thereto and the Administrative Agent.
“Second Amendment Effective Date” shall have the meaning provided in the Second Amendment.

2.Section 1.01 of the Credit Agreement is hereby amended:
(a)by modifying the definition of “Commitment” to add “or Buckingham Acquisition Incremental Term Loan Commitment” immediately after the reference therein to “Term Loan Commitment”;
3.    Section 2.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Section 2.01    The Commitments.

(a) Subject to and upon the terms and conditions set forth herein, each Lender with a Term Loan Commitment severally agrees to make a term loan or term loans (each, a “Term Loan” and, collectively, the “Term Loans”) to the Borrower, which Term Loans (i) shall be incurred pursuant to a single drawing on the Initial Borrowing Date, (ii) shall be denominated in Dollars, (iii) except as hereinafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or LIBOR Loans, provided that except as otherwise specifically provided in Section 2.10(b), all Term Loans comprising the same Borrowing shall at all times be of the same Type, and (iv) shall be made by each such Lender in an aggregate principal amount that does not exceed the Term Loan Commitment of such Lender on the Initial Borrowing Date. Once repaid, Term Loans incurred hereunder may not be reborrowed.
(b) Subject to the terms and conditions and relying upon the representations and warranties herein and in the Second Amendment, each Buckingham Acquisition Incremental Term Lender agrees, severally and not jointly, to make a Buckingham Acquisition Incremental Term Loan pursuant to the Second Amendment to the Borrower on the Second Amendment Effective Date in a principal amount not to exceed its Buckingham Acquisition Incremental Term Loan Commitment. Once repaid, Buckingham Acquisition Incremental Term Loans may not be reborrowed.”
4.    Section 4.02 of the Credit Agreement is hereby amended to add the following at the end thereof: “The Buckingham Acquisition Term Loan Commitments shall automatically terminate upon the making of the Buckingham Acquisition Incremental Term Loans on the Second Amendment Effective Date.”
5.    Section 8.08 of the Credit Agreement is hereby amended to add the following sentence at the end thereof: “All proceeds of the Buckingham Acquisition Incremental Term Loans will be used by the Borrower to provide permanent financing for the Buckingham Acquisition and for other general corporate purposes.”.
II.    Terms of the Incremental Term Loan.
1.    The Borrower confirms and agrees that it has requested to establish an Incremental Term Loan in the aggregate principal amount of $75,000,000 from the Additional Term Lenders in accordance with Section 2.14 of the Credit Agreement and herein, effective on the Second Amendment Effective Date. Pursuant to Section 2.14 of the Credit Agreement, each Additional Lender, the Borrower and the Administrative Agent acknowledge and agree that the Buckingham Acquisition Incremental Term Loans (as defined below) provided pursuant to this Amendment shall constitute Term Loans under the Credit Agreement, and shall have terms identical to the Term Loans, except as set forth herein.
2.    Subject to and upon the terms and conditions set forth herein, each Additional Term Lender party hereto severally agrees to make, on the Second Amendment Effective Date, a single loan of term loans (each, a “Buckingham Acquisition Incremental Term Loan”) in Dollars to the Borrower in an amount equal to the commitment amount set forth next to such Additional Term Lender’s name in Schedule 1 hereto under the caption “Buckingham Acquisition Incremental Term Loan Commitment”.
3.    The Buckingham Acquisition Incremental Term Loans shall be made on the Second Amendment Effective Date and initially maintained as LIBOR Loans with an Interest Period of one month.

4.    Repayment of Incremental Term Loans; Maturity Date:
(a)    To the extent not previously paid, all Buckingham Acquisition Incremental Term Loans shall be due and payable on the Maturity Date (as defined in the Credit Agreement as amended hereby), together with accrued and unpaid interest on the principal amount to be paid to but excluding the date of payment; and
(b)    All repayments required pursuant to this Section 4 shall be subject to Section 4.01 of the Credit Agreement, but shall otherwise be without premium or penalty.
III.    Miscellaneous Provisions.
1.    In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that:

(a)    no Default or Event of Default exists as of the Second Amendment Effective Date (as defined in Section III.6 below), both before and immediately after giving effect to this Amendment;
(b)    all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Second Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date);
(c)    each Credit Party has the power and authority to execute, deliver and perform its obligations under this Amendment and under each of the Credit Documents as amended or supplemented hereby to which it is a party, and, in the case of the Borrower, to make the borrowing contemplated hereunder, and has taken all necessary action to authorize its execution, delivery and performance of this Amendment and each Credit Document as amended or supplemented hereby to which it is a party. Each Credit Party has duly executed and delivered this Amendment, and this Amendment and each Credit Document, as amended or supplemented hereby, constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ right and by equitable principles (regardless of whether enforcement is sought by proceeding in equity or at law);
(d)    no order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for those that have otherwise been obtained or made on or prior to the Second Amendment Effective Date and which remain in full force and effect on the Second Amendment Effective Date), or exemption or other action by, any Governmental Authority is required to be obtained or made by, or on behalf of, any Credit Party to authorize, or is required to be obtained or made by, or on behalf of, any Credit Party in connection with, the execution, delivery and performance of this Amendment or any Credit Document, as amended or supplemented hereby, or the legality, validity, binding effect or enforceability of this Amendment or any such Document as amended or supplemented hereby;
(e)    the execution, delivery and performance of this Amendment and of the other Credit Documents, as amended or supplemented hereby, the borrowings hereunder and the use of the proceeds thereof will not (i) contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or Governmental Authority, (ii) require any consent under, or violate or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, any Lien (other than Permitted Liens) upon any of the property or assets of any Credit Party or any of its Subsidiaries pursuant to the terms of the Credit Agreement or any indenture, mortgage, deed of trust, other credit agreement or loan agreement, or any other material agreement, contract or instrument, in each case to which any Credit Party or any of its Subsidiaries is a party or by which it or any its property or assets is bound, (iii) result in the creation or imposition of (or the obligation to create or impose) any Lien pursuant to the terms of the documents described in clause (ii) immediately above or (iv) violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of any Credit Party or any of its Subsidiaries, except in each case referred to in clauses (i), (ii) and (iii) to the extent that any such violation or breach would not reasonably be expected to have a Material Adverse Effect;
(f)    after giving effect to the borrowing of the Buckingham Acquisition Incremental Term Loans, the Fixed Charge Coverage Ratio will not exceed 2.00:1.00, determined on a Pro Forma Basis; and
(g)    the terms of this Amendment comply with the requirements of Section 2.14 of the Credit Agreement (as amended hereby).
2.    This Amendment is limited precisely as written and shall not be deemed to (i) be a waiver of or a consent to the modification of or deviation from any other term or condition of the Credit Agreement, any other Credit Documents or any of the other instruments or agreements referred to therein or (ii) prejudice any right or rights which any of the Lenders or the Administrative Agent now have or may have in the future under or in connection with the Credit Agreement, any other Credit Documents or any of the other instruments or agreements referred to therein.
3.    By executing and delivering a counterpart hereof, the Borrower and each Subsidiary Guarantor hereby agrees that all Loans shall be guaranteed and secured pursuant to and in accordance with the terms and provisions of each of the Guaranty and Collateral Agreement and the other Security Documents in accordance with the terms and provisions thereof.
4.    This Amendment may be executed in any number of counterparts (including by way of facsimile or other electronic transmission) and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.
5.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
6.    The amendments set forth in this Amendment shall become effective on the date (the “Second Amendment Effective Date”) when each of the following conditions shall have been satisfied or waived by the applicable party:
(a)    no Default or Event of Default exists as of the Second Amendment Effective Date, both before and immediately after giving effect to this Amendment;
(b)    all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Second Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date);
(c)    the Administrative Agent shall have received from the Borrower, each other Credit Party, each Additional Term Lender and the Administrative Agent an executed counterpart hereof or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof; and
(d)    the Borrower shall have paid to the Administrative Agent (or its applicable affiliate) all fees, costs and expenses (including, without limitation, reasonable legal fees and expenses) payable to the Administrative Agent (or its applicable affiliate) to the extent then due.
7.    This Amendment shall constitute a “Credit Document” for purposes of the Credit Agreement and the other Credit Documents.
8.    From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified by each of the amendments effected on such respective dates, as the context may require.
* * *

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.
WESTMORELAND COAL COMPANY

By:_/s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: Senior Vice President, Chief Administrative Officer & Secretary

WESTMORELAND—NORTH CAROLINA POWER, L.L.C.

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WEI—ROANOKE VALLEY, INC.

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND—ROANOKE VALLEY, L.P.

By:	WEI—Roanoke Valley, Inc., as General Partner of Westmoreland—Roanoke Valley, L.P.

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

By:	Westmoreland Energy LLC, as Limited Partner of Westmoreland—Roanoke Valley, L.P.

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND ENERGY LLC

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

[Signature Page to Second Amendment to Westmoreland Credit Agreement]

WESTMORELAND RESOURCES, INC.

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WRI PARTNERS, INC.

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND KEMMERER, INC.

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND COAL SALES COMPANY, INC.

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WCC LAND HOLDING COMPANY, INC.

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND MINING LLC

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

[Signature Page to Second Amendment to Westmoreland Credit Agreement]

DAKOTA WESTMORELAND CORPORATION

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

TEXAS WESTMORELAND COAL CO.

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND ENERGY COMPANY

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND SAVAGE CORPORATION

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND PARTNERS

By:	Westmoreland—North Carolina, Power, L.L.C.

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

By:	WEI-Roanoke Valley, Inc. the General Partner of Westmoreland—Roanoke Valley, L.P.

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

[Signature Page to Second Amendment to Westmoreland Credit Agreement]

BANK OF MONTREAL, as Administrative Agent, Collateral Agent, and an Additional Lender

By: /s/ Thomas D. Dale
Name: Thomas D. Dale
Title: Managing Director

[Signature Page to Second Amendment to Westmoreland Credit Agreement]

Schedule 1

Buckingham Acquisition Incremental Term Loan Commitments

Additional Term Lender	Buckingham Acquisition Incremental Term Loan Commitment
Bank of Montreal	$75,000,000